                                                                      Exhibit 23



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-34945) and in the Registration Statements on Form S-8 (Nos. 333-19769, 333-19885, 333-19953 and 333-24315) of the JPM Company of our report dated July 29, 1998, relating to the financial statements of Antrum Interface 725 Ltd., which appears in the Current Report on Form 8-K of The JPM Company dated July 31, 1998.



BRAITHEWAITE HARRIS & CHONG


Toronto, Ontario
July 31, 1998

                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-34945) and in the Registration Statements on Form S-8 (Nos. 333-19769, 333-19885, 333-19953 and 333-24315) of The JPM Company of our report dated July 29, 1998, relating to the financial statements of Antrum Interface 725 Ltd., which appears in the Current Report on Form 8-K of the JPM Company dated July 31, 1998.



PRICEWATERHOUSECOOPERS LLP


Philadelphia, PA
July 31, 1998